united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/16

Item 1. Reports to Stockholders.

FormulaFolios US Equity Fund

Annual Report
November 30, 2016

1-855-907-3233

www.formulafolios.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

FormulaFolio Investments (FFI) is a Registered Investment Advisor that offers a unique approach compared to traditional asset management. FFI uses emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process. Unlike many quantitative investment firms, however, FFI focuses on longer-term market trends and lower Fund turnover rather than using a high-frequency trading approach. With the ever-changing investment landscape, it is more important than ever to prepare for and adapt to new economic regimes. This is why FFI focuses time and talents on developing smarter investment formulas. By removing investing prejudices with an algorithmic based approach, FFI believes investors can substantially increase the statistical probability of successful investment outcomes over time.

Dear FormulaFolios US Equity Fund Shareholder,

The fiscal period ending November 30, 2016 was a perfect example of how unpredictable and unstable markets can be, and how devastating it can be to make knee-jerk decisions based on short-term news and market movements.

Though US equity markets finished markedly positive by the end of the fiscal year, the year was filled with a large amount of volatility and uncertainty. The year began with safe-haven asset classes including gold and treasury bonds as the strongest performing asset classes while US equities experienced the worst start in market history in 2016. Oil prices continued to slide to under $30/bbl, a major difference from the $110/bbl in 2013.

However, the investment environment shifted significantly in the second half of the year as gold and treasury bonds fell out of favor while riskier assets such as stocks, high-yield bonds, and oil experienced strong gains to end the year.

Emotions and panic can cause investors to make poor decisions at the most inopportune times, which is why it is imperative to stay committed to a smart investment strategy over the long-run. To be successful as investors, we need to stay disciplined in strategies with a sound economic basis over many years.

The following pages of this annual report include information about your Fund, as well as a discussion regarding the global economic environment during the fiscal period ended November 30, 2016 and how recent prevailing economic factors affected Fund performance.

Please remember all securities markets fluctuate, as do Fund prices. Though it impossible to eliminate all market risk, we believe active investment management can help mitigate the downside risk of investing.

Sincerely,

Jason Wenk

Founder and Chief Investment Strategist

FormulaFolio Investments

This letter reflects FormulaFolio Investments analysis and opinions as of December 31, 2016. The information is not a complete analysis of every aspect of any market, country, industry, security or Fund.

Global Economic Year In Review

The fiscal period ending November 30, 2016 was a unique year in the broad investment markets.

December 2015 was slightly negative for broad equity markets, but the first quarter of 2016 started on an extremely negative note for global equities - US stock markets began the year with the worst start in recorded history. Midway through February the S&P 500* was down over 10%, the Russell 2000* was down over 16%, developed international stocks were down over 12%, and emerging market international stocks were down over 10% for 2016. Investors were panicking about the continued slowdown in China and plummeting oil prices as crude oil prices had fallen over 29% by mid-February. As investor anxiety increased, money shifted from risky asset classes to safe-haven asset classes. Gold was up over 17% and 10-year treasury bonds were up over 5% during this period. Though the severity of the downward pressure for risky asset classes appeared to be strongly sentiment based, it seemed it could be a negative year for global equity markets. However, by the end of Q1 global equity indices had recovered most of, if not all of their losses as markets shifted to a slightly more positive note.

The volatility experienced in Q1 continued through Q2, though the highs and lows were not as severe. Global equity markets continued to fluctuate as the Federal Open Markets Committee revised future rate hike expectations downward, but seemed to be trending slightly higher until June 23 when the UK voted to leave the European Union. Major global equity indices fell between 5-10% over the next two trading days following the vote, only to sharply rebound 5%+ the last three days of the month. Markets finished generally positive (excluding developed international equities) for the second quarter of 2016 when all was said and done, but there is still much uncertainty surrounding the global economy. Though equities were able to pare most of the losses caused from Brexit by the end of the quarter, the added market uncertainty helped gold and treasury bonds continue to outperform other asset classes.

Many investors expected a continuation of the recent stock market volatility going into Q3, but investor sentiment shifted to a more relaxed state. Global equity markets began the quarter strong as markets continued to rally following the Brexit decision, but between early July and early September the S&P 500 experienced the narrowest trading range in history, dating back to 1928. During this two-month time period, there was a 59-day streak in which the S&P 500 had no daily moves of 1% or more. As equities were positive for the quarter, safe-haven assets experienced some slight losses as investors shook-off the Brexit jitters, but remained largely positive for the year. The summer months were mostly uneventful.

All major asset classes began Q4 on a negative note as investors turned attention toward the presidential election. However, markets shifted again immediately following Trump’s victory as US stocks soared to record highs and safe-haven asset classes were left behind. The 10-year Treasury bond rate spiked from 1.88% prior to the election to 2.37% by the end of November.

By the end of the fiscal year, US stocks were the strongest performers while international stocks and safe-haven asset classes such as treasury bonds and gold trailed behind. However, the final numbers do not tell the whole story of what happened to the markets over the past year. There were numerous times when bonds and gold were outperforming and it appeared that stocks were poised for a major correction. Though the S&P 500 finished the fiscal year with a total gain of 8.06%, the index was only up

2.25% for the year on November 6, showing that approximately 70% of returns were produced in less than the last month of the year.

*The S&P 500 is a market capitalization weighted equity index and seeks to act as a benchmark for large-cap US stocks. This index measures the performance of 500 large publicly traded US stocks. Stocks within the S&P 500 index are reconstituted on an as-needed basis.

The Russell 2000 is a market capitalization weighted equity index and seeks to act as a benchmark for the small and mid-cap US stock market. This index measures the performance of 2,000 publicly traded US stocks within the small and mid-cap stock universe. Stocks within the Russell 2000 index are reconstituted once a year, at which time the underlying companies are re-ranked based on their market capitalizations for that year.

Fund Performance Summary

For the fiscal period ended November 30, 2016, Institutional Class shares of the FormulaFolios US Equity Fund underperformed the primary benchmark on a total return basis. However, the Fund performed similarly to the benchmark on a risk adjusted basis.

The Fund had a cumulative total return of +6.70% for the period ended November 30, 2016. In comparison, the Fund’s benchmark, the Russell 3000*, which is a broad measure of total US stock market performance, posted a +10.82% cumulative total return.

Though the Russell 3000 Index experienced a higher cumulative total return, the Fund experienced a lower level of volatility. The estimated annualized standard deviation of the Fund based on daily returns in 2016 was 8.44% compared to a standard deviation of 14.33% for the Russell 3000 Index.

This gives the Fund an estimated Sharpe Ratio (a measure for calculating total risk-adjusted return) of 0.72 based on an average 1-Year treasury yield of 0.60% during the fiscal year. In comparison, the Sharpe Ratio of the Russell 3000 Index was 0.54. The Sharpe Ratio uses the excess returns above a risk-free rate and divides this by standard deviation. A higher ratio indicates that an investment generates more returns for the amount of risk taken.

When looking only at downside risk, the risk associated solely with losses, the Fund outperformed the benchmark. The estimated annualized downside deviation of the Fund based on daily returns in 2016 was 6.42% compared to a downside deviation of 10.66% for the Russell 3000 Index.

Based on the prevailing market conditions throughout the year, the Fund was able to minimize total risk and downside risk while providing a higher amount of risk adjusted return compared to the benchmark.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

*The Russell 3000 is a market capitalization weighted equity index and seeks to act as a benchmark for the entire US stock market. This index measures the performance of the 3,000 largest publicly traded US stocks. Stocks within the Russell 3000 index are reconstituted once a year, at which time the underlying companies are re-ranked based on their market capitalizations for that year.

Investment Strategy

At FormulaFolio Investments, we are committed to our distinct methods of asset management with the goal of achieving above-average risk adjusted returns over a long time horizon. We believe by using emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process and help avoid typical investing biases, we can achieve this goal. When selecting investments for the Fund, our models utilize a proprietary three factor model to select up to 50 stocks from the Russell 3000 Index. The three factors are fundamental, technical, and macro-economic. These factors aim to ensure the Fund selects only the most fundamentally sounds companies, only selects companies with positive interest in the markets, and only invests assets when the broad US stock market appears to be favorable for investing.

The equity exposure level of the Fund was the largest contributor to Fund performance relative to the benchmark, but individual stock selection played a role as well. TransMontaigne Partners and TE Connectivity were the largest individual contributors to the Fund performance while Target and Big 5 Sporting Goods were the biggest detractors, though no individual position affected performance in a significant manner.

The Fund does not have targeted industry exposure, but is mindful of industry weightings. The Fund will typically hold 40-50 individual US equities, though the number may vary. Due to the diversity in how markets are measured and how holdings are selected, the Fund has built-in defensive measures that allow it to take defensive positions, including cash, to limit catastrophic losses and preserve capital poor market conditions, while still seeking long-term participation in equity bull markets. For example, during adverse market, economic, political, or other prevailing conditions, the Fund may invest up to 100% of assets in cash or cash equivalent investments.

Maintaining the ability to seek defensive positions is consistent with the overarching philosophy of FormulaFolio Investments, though it may cause the Fund to temporarily deviate from the objective of holding 40-50 individual US equities. By taking defensive positions, volatility and drawdowns can be minimized while giving the Fund the potential to achieve desirable returns during favorable investment environments.

How Market Conditions Affected Fund

The Fund was underinvested relative to the objective of investing at least 80% of its net assets in equity securities during the first part of the year. Going into December 2015 the Fund was approximately 95% invested in US equities, but reduced equity exposure to approximately 70% in January and 40% in February. During this time period, the lower level of equity exposure was beneficial as the Russell 3000 Index was down 11.29% compared to only a 4.65% loss for the Fund as of February 11. While investment percentages fluctuated through the year, the Fund remained below the 80% equity exposure goal until November, and ended the year with a 94% equity exposure.

Though many factors affected the Fund and resulted in an inconsistent allocation percentage relative to the stated objective during a large portion of the year, a few factors were most prominent.

Broad US Earnings Per Share (EPS) data showed negative growth for the first two quarters of 2016, and the end of Q2 earnings season marked the first time the S&P 500 had recorded five consecutive quarters of year-over-year earnings declines since Q3 2008 through Q3 2009. With constantly negative earnings reports and extremely volatile oil prices, market analysts continued to project negative earnings into the third quarter. Though equities experienced mostly positive performance after mid-February, US market sentiment held a somewhat negative tone for much of the first half of the year.

Global macro-economic and political sentiment was also negative through a large portion of the year. Investors were panicking about the continued slowdown in China and plummeting oil prices in the first quarter of the year, leading to extreme market volatility. As these fears were eased, the UK voted to leave the European Union, adding more uncertainty to the Eurozone and broad equity markets. During election night on November 8, when it became apparent Trump would be the next US President, US stock futures were trading down 5% from the previous close as markets began to panic (though major US stock indices finished the following trading day positive). Although major global equity markets finished the year positive, there were numerous macro-economic and political red-flags causing high levels of market volatility throughout the year.

Technicals for broad US equity markets were mixed for a large majority of the year. While some well known indicators such as moving average crossovers were positive during a larger portion of the year, other indicators such as the Relative Strength Index and the Moving Average Convergence Divergence were more neutral or negative for longer periods of time through 2016. The lack of consistency and confirmation among various technical indicators illustrates that the markets did not demonstrate a strong trend, either up or down, until the later portion of the year.

Due to the mixed / negative data in broad market earnings, analyst sentiment, political sentiment, and technical data, the Fund was more conservative than its stated objective through much of the year. This defensive posture helped reduce downside exposure and volatility in the early months of the year. As the markets and data became more consistently and apparently positive later in the year, the Fund began to increase exposure to individual US equities, though at a modest pace.

A Look Ahead for Next Year

The Fund is approximately 94% invested in US equities as of the end of the fiscal period ended

November 30, 2016, in-line with the objective of the Fund.

After the US presidential election, US equities rallied considerably as many investors expressed confidence in Trump’s expected policies. As stocks rallied, bonds and other asset classes experienced considerable downward pressure as interest rates increased and the dollar strengthened. This demonstrated a major shift in financial market sentiment compared to the earlier part of 2016.

This trend is expected to persist thorough the next year as the US economy remains relatively healthy and interest rates seem poised to continue rising in the near-term. The Fed projects three rate increases in 2017, which is consistent with the view of a modestly expanding economy and higher inflation rates.

The markets are always unknown and conditions can change without notice, but with the current underlying conditions equities have the potential for further gains over the next year while bonds have higher downside risk than normal.

Thank you for your continued investment in the FormulaFolios US Equity Fund. As always, we are committed to working to achieve the most desirable risk adjusted returns over a full market cycle to continue bringing you value as a shareholder.

The views and opinions expressed within this letter are those of ForumulaFolio Investments. These views and opinions are subject to change at any time based on changes in the economy and financial markets. These views and opinions do not constitute investment advice or recommendations and investors should not act on the information discussed within this letter. The information provided is not a complete analysis of every market, country, industry, security, or the Fund. Statements of fact are from sources considered reliable, but FormulaFolio Investments makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6138-NLD-1/23/2017

FORMULAFOLIOS US EQUITY FUND
PORTFOLIO REVIEW (Unaudited)
November 30, 2016

The Fund’s performance figures* for the period ended November 30, 2016, as compared to its benchmarks:

Since Inception (1)
FormulaFolios US Equity Fund - Institutional Class	6.70%
FormulaFolios US Equity Fund - Investor Class	6.10%
S&P 500 Total Return Index (2)	9.97%
Russell 3000 Total Return Index (3)	10.82%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total operating expenses as stated in the fee table to the Fund’s most recent prospectus are 1.18%.and 2.18% for the Institutional Class and Investor Class, respectively. For performance information current to the most recent month-end, please call 1-855-907-3233.

(1)	Inception date was December 17, 2015.

(2)	The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

(3)	The Russell 3000 Total Return Index measures the performance of the largest 3,000 U.S. companies determined by total market capitalization. Investors may not invest directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Holdings By Industry Sector	% of Net Assets
Electric	9.5%
Agriculture	6.7%
Semiconductors	6.1%
Food	5.7%
Retail	5.0%
Insurance	4.9%
Commercial Services	4.3%
Electronics	4.2%
Banks	3.3%
Aerospace/Defense	3.0%
Other Assets in Excess of Liabilities/Short-Term Investments	47.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

FORMULAFOLIOS US EQUITY FUND

PORTFOLIO OF INVESTMENTS

November 30, 2016

Shares		Fair Value
	COMMON STOCK - 74.0%
	AEROSPACE/DEFENSE - 3.0%
6,600	Lockheed Martin Corp.	$1,750,650
7,500	Northrop Grumman Corp.	1,872,375
		3,623,025
	AGRICULTURE - 6.7%
22,600	Altria Group, Inc.	1,444,818
73,000	Archer-Daniels-Midland Co.	3,155,790
49,500	Bunge Ltd.	3,379,860
		7,980,468
	BANKS - 3.3%
59,800	Citizens Financial Group, Inc.	2,003,898
147,000	Regions Financial Corp.	1,990,380
		3,994,278
	BIOTECHNOLOGY - 2.4%
39,500	Charles River Laboratories International, Inc. *	2,808,450

	CHEMICALS - 2.7%
560	AdvanSix, Inc. *	10,472
18,600	Albemarle Corp.	1,632,708
21,300	Eastman Chemical Co.	1,600,056
		3,243,236
	COMMERCIAL SERVICES - 4.3%
73,600	INC Research Holdings, Inc. *	3,643,200
28,525	Robert Half International, Inc.	1,279,917
4,993	Total System Services, Inc.	245,755
		5,168,872
	DISTRIBUTION/WHOLESALE - 1.2%
43,971	LKQ Corp. *	1,443,568

	DIVERSIFIED FINANCIAL SERVICES - 0.2%
2,870	Mastercard, Inc.	293,314

	ELECTRIC - 9.5%
31,600	Ameren Corp.	1,552,192
102,500	Exelon Corp.	3,332,275
96,800	FirstEnergy Corp.	3,028,872
104,795	PPL Corp.	3,506,441
		11,419,780
	ELECTRONICS - 4.2%
24,500	Allegion PLC	1,639,295
46,200	Brady Corp.	1,697,850
24,738	TE Connectivity Ltd.	1,673,278
		5,010,423
	FOOD - 5.7%
29,500	Ingredion, Inc.	3,462,710
200	SpartanNash Co.	7,242
58,900	Tyson Foods, Inc.	3,346,109
		6,816,061
	GAS - 1.1%
26,580	Vectren Corp.	1,304,546

	HOUSEHOLD PRODUCTS/WARES - 2.1%
9,050	Clorox Co.	1,045,818
12,893	Kimberly-Clark Corp.	1,490,560
		2,536,378

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2016

Shares		Fair Value
	COMMON STOCK - 74.0% (Continued)
	INSURANCE - 4.9%
21,931	Donegal Group, Inc.	$351,993
35,200	Hartford Financial Services Group, Inc.	1,658,624
30,300	Lincoln National Corp.	1,942,230
44,700	Unum Group	1,889,469
		5,842,316
	MACHINERY-DIVERSIFIED - 1.7%
33,500	Applied Industrial Technologies, Inc.	2,004,975

	MISCELLANEOUS MANUFACTURING - 3.0%
24,100	Ingersoll-Rand PLC	1,796,414
39,200	Textron, Inc.	1,804,376
		3,600,790
	OFFICE FURNISHINGS - 1.5%
117,500	Steelcase, Inc.	1,827,125

	PACKAGING & CONTAINERS - 1.2%
81,000	Owens-Illinois, Inc. *	1,487,970

	PHARMACEUTICALS - 1.5%
28,700	Merck & Co, Inc.	1,756,153

	RETAIL - 5.0%
47,400	Best Buy Co, Inc.	2,166,180
42,800	Bob Evans Farms, Inc.	1,911,020
26,431	Wal-Mart Stores, Inc.	1,861,535
		5,938,735
	SEMICONDUCTORS - 6.1%
54,000	Applied Materials, Inc.	1,738,800
43,678	KLA-Tencor Corp.	3,487,252
28,500	Texas Instruments, Inc.	2,107,005
		7,333,057
	TELECOMMUNICATIONS - 1.4%
59,900	Juniper Networks, Inc.	1,649,646

	WATER - 1.3%
41,943	York Water Co.	1,526,725

	TOTAL COMMON STOCK (Cost - $87,390,039)	88,609,891

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2016

Shares		Fair Value
	LIMITED PARTNERSHIPS - 2.4%
	ENTERTAINMENT - 1.3%
24,300	Cedar Fair LP	$1,482,786

	PIPELINES - 1.1%
32,047	TransMontaigne Partners LP	1,361,677

	TOTAL LIMITED PARTNERSHIPS (Cost - $2,695,027)	2,844,463

	SHORT-TERM INVESTMENTS - 23.2%
	MONEY MARKET FUND - 23.2%
27,820,863	Fidelity Government Institutional Money Market Fund Institutional Class, 0.28% **	27,820,863
	TOTAL SHORT-TERM INVESTMENTS (Cost - $27,820,863)

	TOTAL INVESTMENTS - 99.6% (Cost - $117,905,929) (a)	$119,275,217
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%	505,011
	NET ASSETS - 100.0%	$119,780,228

LP - Limited Partnership

PLC - Public Limited Company

*	Non-Income producing security

**	Interest rate reflects seven-day effective yield on November 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $117,819,544 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,691,666
Unrealized depreciation	(1,235,993)
Net unrealized appreciation	$1,455,673

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY FUND

STATEMENT OF ASSETS & LIABILITIES

November 30, 2016

ASSETS
Investment securities:
At cost	$117,905,929
At value	$119,275,217
Receivable for fund shares sold	513,131
Dividends and interest receivable	158,856
Prepaid expenses and other assets	9,608
TOTAL ASSETS	119,956,812

LIABILITIES
Investment advisory fees payable	44,083
Payable for fund shares repurchased	84,081
Payable to related parties	4,988
Accrued expenses and other liabilities	43,432
TOTAL LIABILITIES	176,584
NET ASSETS	$119,780,228

NET ASSETS CONSIST OF:
Paid in capital	$111,446,883
Undistributed net investment income	196,621
Undistributed net realized gain from security transactions	6,767,436
Net unrealized appreciation (depreciation) of investments	1,369,288
NET ASSETS	$119,780,228

NET ASSET VALUE PER SHARE:
Institutional Class
Net Assets	$119,780,072
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	11,225,475
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.67

Investor Class
Net Assets	$156
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	15
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.61	(b)

(a)	Redemption price per share. The Fund will impose a 2% redemption fee for any redemption of fund shares occurring within 60 days of purchase.

(b)	.NAV does not recalculate due to rounding of shares of beneficial interest outstanding.

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY FUND
STATEMENT OF OPERATIONS
For the Period* Ended November 30, 2016

INVESTMENT INCOME
Dividends (net of withholding taxes of $2,746)	$997,617
Interest	83,495
TOTAL INVESTMENT INCOME	1,081,112

EXPENSES
Investment advisory fees	735,049
Administrative services fees	101,853
Non 12b-1 shareholder servicing fees	71,915
Offering costs	41,587
Legal fees	30,808
Registration fees	17,619
Chief Compliance Officer fees	15,458
Audit fees	15,008
Printing and postage expenses	12,048
Custodian fees	11,444
Trustees fees and expenses	10,926
Insurance expense	3,812
Other expenses	1,744
TOTAL EXPENSES	1,069,271

Less: Fees waived by the Adviser	(142,906)

NET EXPENSES	926,365

NET INVESTMENT INCOME	154,747

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	6,764,408
Net change in unrealized appreciation (depreciation) of investments	1,369,288
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	8,133,696

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,288,443

*	The FormulaFolios US Equity Fund commenced operations on December 17, 2015.

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the
Period* Ended
November 30, 2016
FROM OPERATIONS:
Net investment income	$154,747
Net realized gain from security transactions	6,764,408
Net change in unrealized appreciation (depreciation) of investments	1,369,288
Net increase in net assets resulting from operations	8,288,443

FROM SHARES OF BENEFICIAL INTEREST:
Institutional Class Shares:
Proceeds from shares sold	131,089,041
Redemption fee proceeds	92,142
Payments for shares redeemed	(19,689,551)
111,491,632
Investor Class Shares:
Proceeds from shares sold	191
Redemption fee proceeds	1
Payments for shares redeemed	(39)
153
Net increase in net assets resulting from shares of beneficial interest	111,491,785

TOTAL INCREASE IN NET ASSETS	119,780,228

NET ASSETS
Beginning of Period	—
End of Period **	$119,780,228
** Includes accumulated net investment income of:	$196,621

SHARE ACTIVITY
Institutional Class Shares:
Shares Sold	13,135,990
Shares Redeemed	(1,910,515)
Net increase in shares of beneficial interest outstanding	11,225,475

Investor Class Shares:
Shares Sold	19
Shares Redeemed	(4)
Net increase in shares of beneficial interest outstanding	15

*	The FormulaFolios US Equity Fund commenced operations on December 17, 2015.

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Institutional Class
	For the
	Period Ended
	November 30, 2016 (1)

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (2)	0.02
Net realized and unrealized gain on investments	0.64
Total from investment operations	0.66

Paid-in-Capital From Redemption Fees	0.01

Net asset value, end of period	$10.67

Total return (3)	6.70	% (8)

Net assets, at end of period (000s)	$119,780
Ratio of gross expenses to average net assets (4,5)	1.45	% (7)
Ratio of net expenses to average net assets (5)	1.25	% (7)
Ratio of net investment income to average net assets (6)	0.21	% (7)
Portfolio Turnover Rate	378	% (8)

(1)	The FormulaFolios US Equity Fund commenced operations on December 17, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Not annualized.

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Investor Class
	For the
	Period Ended
	November 30, 2016 (1)

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss (2)	(0.00	) (10)
Net realized and unrealized gain on investments	0.61
Total from investment operations	0.61

Paid-in-Capital From Redemption Fees	0.00	(10)

Net asset value, end of period	$10.61

Total return (3)	6.10	% (8)

Net assets, at end of period	$156	(9)

Ratio of gross expenses to average net assets (4,5)	2.45	% (7)
Ratio of net expenses to average net assets (5)	2.25	% (7)
Ratio of net investment loss to average net assets (6)	(0.79	)% (7)
Portfolio Turnover Rate	378	% (8)

(1)	The FormulaFolios US Equity Fund commenced operations on December 17, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Not annualized.

(9)	Actual net assets, not truncated.

(10)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2016

1.	ORGANIZATION

The FormulaFolios US Equity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to achieve long-term capital appreciation. The Fund commenced operations on December 17, 2015.

The Fund offers two classes of shares designated as Institutional Class and Investor Class. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant

FORMULAFOLIOS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FORMULAFOLIOS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2016 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$88,609,891	$—	$—	$88,609,891
Limited Partnerships	2,844,463	—	—	2,844,463
Short-Term Investments	27,820,863	—	—	27,820,863
Total	$119,275,217	$—	$—	$119,275,217

The Fund did not hold any Level 2 or Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2, and Level 3 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund. Temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Tax – The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions expected to be taken in the Fund’s open tax year ended November 30, 2016 tax returns and has concluded to date that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

FORMULAFOLIOS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

3.	INVESTMENT TRANSACTIONS

For the period ended November 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $256,850,220 and $173,529,562, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. FormulaFolio Investments, LLC serves as the Fund’s investment adviser (the “Adviser”).

Pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the period ended November 30, 2016, the Fund incurred $735,049 of advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until April 30, 2017, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, taxes, borrowing costs, brokerage fees and commissions, acquired fund fees and expenses, expenses of other investment companies in which the Fund may invest or extraordinary expenses such as litigation) do not exceed 1.25% and 2.25% per annum of the Fund’s average daily net assets for Institutional Class and Investor Class shares, respectively.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than 1.25% and 2.25% of average daily net assets attributable to Institutional Class and Investor Class shares, respectively, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.25% and 2.25% of average daily net assets of the Institutional Class and Investor Class shares, respectively. If Fund operating expenses attributable to Institutional Class and Investor Class shares subsequently exceed 1.25% and 2.25%, per annum of the average daily net assets, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the period ended November 30, 2016, the Adviser waived fees in the amount of $142,906. As of November 30, 2016, the total amount of expense reimbursements subject to recapture is $142,906 by November 30, 2019.

Distributor – The Fund has adopted the Trust’s Master Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Adviser. The maximum amount of the fee authorized is 1.00% of the Fund’s average daily net assets annual for Investor Class shares. For the period ended November 30, 2016, the Fund incurred distribution fees of $0 for Investor Class shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the period ended November 30, 2016, there were no underwriting commissions paid for sales of Investor Class shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

FORMULAFOLIOS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	OFFERING COSTS

Offering costs paid in connection with the offering of shares of the FormulaFolios US Equity Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund in which the short-term redemption occurs. For the period ended November 30, 2016, the Fund assessed $92,143 in redemption fees.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

There were no distributions for the period ended November 30, 2016.

As of November 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$6,874,656	$3,016	$—	$—	$—	$1,455,673	$8,333,345

The difference between book basis and tax basis accumulated net investment income and unrealized appreciation from investments is primarily attributable to the tax adjustments for partnerships.

Permanent book and tax differences, primarily attributable to the tax treatment of non-deductible expenses and tax adjustments for real estate investment trusts and partnerships, resulted in reclassification for the period ended November 30, 2016, as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(44,902)	$41,874	$3,028

FORMULAFOLIOS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

8.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of FormulaFolios US Equity Fund and
Board of Trustees of Northern Lights Funds Trust II

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of FormulaFolios US Equity Fund (the “Fund”), a series of Northern Lights Fund Trust II, as of November 30, 2016, and the related statements of operations and changes in net assets, and the financial highlights for the period December 17, 2015 (commencement of operations) through November 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FormulaFolios US Equity Fund as of November 30, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the period December 17, 2015 (commencement of operations) through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 27, 2017

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.1538 fax | cohenepa.com

Registered with the Public Company Accounting Oversight Board

FORMULAFOLIOS US EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2016

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Special meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on August 19, 2015, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Investment Advisory Agreement between the Trust, on behalf of the FormulaFolio US Equity Fund (the “FormulaFolio Fund”) and FormulaFolio Investments, LLC. (“FormulaFolio”) (the “FormulaFolio Advisory Agreement”).

Based on their evaluation of the information provided by FormulaFolio, in conjunction with the FormulaFolio Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the FormulaFolio Advisory Agreement with respect to FormulaFolio Fund.

In advance of the Meeting, the Board requested and received materials to assist them in considering the FormulaFolio Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the FormulaFolio Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the FormulaFolio Advisory Agreement and comparative information relating to the advisory fee and other expenses of the FormulaFolio Fund. The materials also included due diligence materials relating to FormulaFolio (including due diligence questionnaires completed by FormulaFolio, select financial information of FormulaFolio, bibliographic information regarding FormulaFolio’s key management and investment advisory personnel, and comparative fee information relating to the FormulaFolio Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the FormulaFolio Advisory Agreement with respect to the FormulaFolio Fund. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the FormulaFolio Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the FormulaFolio Advisory Agreement. In considering the approval of the FormulaFolio Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board noted that FormulaFolio had previously provided the Board with materials related to the FormulaFolio Advisory Agreement, including information on the firm’s related investment performance with its existing clients. During the discussions with FormulaFolio, the Board reviewed materials provided by FormulaFolio relating to the FormulaFolio Advisory Agreement, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for the FormulaFolio Fund including the team of individuals that primarily monitor and execute the investment process and provide oversight of the FormulaFolio Fund. The Board then discussed the extent of FormulaFolio’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered FormulaFolio’s specific responsibilities in all aspects of the day-to-day management of the FormulaFolio Fund. Additionally, the Board received satisfactory responses from the representative of FormulaFolio with respect to a series of important questions, including: whether FormulaFolio is involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the FormulaFolio Fund; and whether FormulaFolio has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by FormulaFolio of its practices for monitoring compliance with the FormulaFolio Fund’s investment limitations, noting that FormulaFolio’s CCO will periodically review the portfolio managers’ performance of their duties with respect to the FormulaFolio Fund to ensure compliance under FormulaFolio’s compliance program. The Board then reviewed the capitalization of FormulaFolio based

FORMULAFOLIOS US EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2016

on financial information and other materials provided and discussed with FormulaFolio and concluded that FormulaFolio was sufficiently well-capitalized, or that its control persons or principals had the ability to make additional contributions in order to meet its obligations to the FormulaFolio Fund. The Board concluded that FormulaFolio had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the FormulaFolio Advisory Agreement with respect to the FormulaFolio Fund and that the nature, overall quality and extent of the management services to be provided by FormulaFolio were satisfactory and reliable.

Performance. The Board considered FormulaFolio’s past performance as well as other factors relating to FormulaFolio’s track record. The Board reviewed the performance of FormulaFolio’s composite track record for the proposed strategy, noting that performance was acceptable. The Board concluded that FormulaFolio was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses. As to the costs of the services to be provided by FormulaFolio, the Board reviewed and discussed the proposed advisory fee and overall expense ratio to its respective Morningstar category and a peer group of funds constructed by FormulaFolio with similar investment objectives and strategies. The Board reviewed the proposed contractual arrangements for the FormulaFolio Fund, which stated that FormulaFolio had agreed to waive or limit its advisory fee and/or reimburse expenses in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.25% and 1.25% of the FormulaFolios Fund’s average net assets, for Investor and Institutional Class shares, respectively and found such arrangements to be beneficial to shareholders. The Board concluded that the advisory fee and expense caps for the FormulaFolio Fund were reasonable. It was the consensus of the Board that, based on FormulaFolio’s experience and expertise, and the services to be provided by FormulaFolio to the FormulaFolio Fund, the advisory fees to be charged by FormulaFolio were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to FormulaFolio with respect to the FormulaFolio Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by FormulaFolio. With respect to FormulaFolio, the Board concluded that based on the services provided and the projected growth of the FormulaFolio Fund, the fees were reasonable and that anticipated profits from FormulaFolio’s relationship with the respective Funds were not excessive.

Economies of Scale. As to the extent to which the FormulaFolio Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed FormulaFolio’s expectations for growth of the FormulaFolio Fund. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the FormulaFolio Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from FormulaFolio as the Trustees believed to be reasonably necessary to evaluate the terms of the FormulaFolio Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the FormulaFolio Advisory Agreement, (a) the terms of the FormulaFolio Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the FormulaFolio Advisory Agreement is in the best interests of the FormulaFolio Fund and its shareholders. In considering the approval of the FormulaFolio Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the FormulaFolio Advisory Agreement was in the best interest of the FormulaFolio Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the FormulaFolio Advisory Agreement.

FORMULAFOLIOS US EQUITY FUND
EXPENSE EXAMPLES (Unaudited)
November 30, 2016

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2016 through November 30, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account	Paid During	Account Value	Paid During
	Expense	6/1/16	Value	Period *	11/30/16	Period *
	Ratio		11/30/16

Institutional Class	1.25%	$1,000.00	$1,040.00	$6.38	$1,018.73	$6.31
Investor Class	2.25%	$1,000.00	$1,034.10	$11.44	$1,013.75	$11.33

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

FORMULAFOLIOS US EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2016

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services firm).	2	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	2	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	2	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	2	Orizon Investment Counsel (financial services company) Board Member

FORMULAFOLIOS US EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	2	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004 -2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of November 30, 2016, the Trust was comprised of 26 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-907-3233.

11/30/16-NLII-v1

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-907-3233 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-907-3233.

INVESTMENT ADVISOR
FormulaFolio Investments LLC
89 Ionia SW, Suite 600
Grand Rapids, MI 49503

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 – $12,500

(b)	Audit-Related Fees

2016 – None

(c)	Tax Fees

2016 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2016

Audit-Related Fees:      0.00%

Tax Fees:      0.00%

All Other Fees:      0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 – $2,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/30/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/30/17

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 1/30/17